Press Release – For Immediate Release
October 25, 2011
CCFNB Bancorp, Inc. Reports Third Quarter 2011 Earnings

Bloomsburg, PA – CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released  its unaudited financial statements for the third quarter of 2011.

Net income, as reported under U.S. Generally Accepted Accounting Principles, for the nine months ended September 30, 2011 was $5,078,000 compared to $4,887,000 for the same period in 2010.  Earnings per share for the nine months ended September 30, 2011 and 2010 were $2.28 and $2.19, respectively.  Annualized return on average assets and return on average equity were 1.09% and 9.74% for the nine months ended September 30, 2011 as compared to 1.11% and 10.06% for the same period of 2010. The return on average assets and return on average equity were 1.03% and 9.35% for the year ended December 31, 2010.

The net interest margin, tax effected, on interest earning assets was 3.56% as of September 30, 2011 as compared to 3.72% as of September 30, 2010.

Total assets increased $11.5 million to $625.8 million at September 30, 2011 from $614.3 million at December 31, 2010.  The overall net increase in total assets was affected by the completed sale of the Hazleton branch office on June 24, 2011 pursuant to a previously announced Purchase and Assumption Agreement dated March 25, 2011.  Premises and equipment with a book value of $779 thousand and deposits amounting to $17.7 million were sold as part of the branch office sale.  Since the end of 2010, net loans increased $3.8 million, an increase of 1.1%.  No loans were sold as a result of the Hazleton branch office transaction.  Without the affect of the Hazleton branch office sale, total deposits increased $22.3 million while short term borrowings increased $4.4 million since the end of 2010.

When compared to December 31, 2010, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $2.8 million to $68.5 million as of September 30, 2011. The current level of stockholders’ equity equated to a book value per share of $31.90 at September 30, 2011 as compared with $30.48 as of December 31, 2010.  During the nine months ended September 30, 2011 cash dividends of $0.93 per share were paid to stockholders compared to $0.88 for the same period of 2010. The current dividend represents an increase of 5.7 % as compared to 2010 amounts.  CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 11.3 % as compared to 11.0 % as of December 31, 2010.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Actual results and trends could differ materially from those set forth in such statements due to various factors.  These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	September 30,	December 31,
(In Thousands)	2011	2010
ASSETS
Cash and due from banks	$12,082	$7,263
Interest-bearing deposits in other banks	32,120	18,683
Federal funds sold	369	1,649
Total cash and cash equivalents	44,571	27,595

Investment securities, available for sale, at fair value	199,280	207,173
Restricted securities, at cost	2,769	3,012
Loans, net of unearned income	344,595	340,453
Less: Allowance for loan losses	5,158	4,801
Loans, net	339,437	335,652
Premises and equipment, net	11,179	11,992
Accrued interest receivable	1,493	1,632
Cash surrender value of bank-owned life insurance	12,317	11,942
Investment in limited partnerships	1,493	1,607
Intangible Assets:
Core deposit	1,764	2,192
Goodwill	7,937	7,937
Prepaid FDIC assessment	1,216	1,490
Other assets	2,333	2,075
TOTAL ASSETS	$625,789	$614,299
LIABILITIES
Interest-bearing deposits	$399,837	$410,915
Noninterest-bearing deposits	78,549	62,877
Total deposits	478,386	473,792

Short-term borrowings	63,198	58,759
Long-term borrowings	6,119	6,123
Junior subordinate debentures	4,640	4,640
Accrued interest payable	550	652
Other liabilities	2,003	2,479
TOTAL LIABILITIES	554,896	546,445

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share; authorized
15,000,000 shares, issued 2,297,765 shares in 2011;
authorized 5,000,000 shares, issued 2,286,931 shares in 2010	2,872	2,859
Surplus	28,312	27,964
Retained earnings	39,406	36,397
Accumulated other comprehensive income	2,395	2,221
Treasury stock, at cost; 75,400 shares in 2011 and 61,000
shares in 2010	(2,092)	(1,587)
TOTAL STOCKHOLDERS' EQUITY	70,893	67,854
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$625,789	$614,299

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
(In Thousands, Except Per Share Data)	September 30,		September 30,
	2011	2010	2011	2010
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,363	$4,648	$13,227	$14,081
Tax-exempt	288	251	853	694
Interest and dividends on investment securities:
Taxable	1,220	1,604	4,038	5,142
Tax-exempt	148	97	413	302
Dividend and other interest income	13	10	38	31
Federal funds sold	-	-	1	1
Deposits in other banks	22	14	49	27
TOTAL INTEREST AND DIVIDEND INCOME	6,054	6,624	18,619	20,278

INTEREST EXPENSE
Deposits	1,118	1,421	3,550	4,457
Short-term borrowings	75	105	233	310
Long-term borrowings	40	84	119	310
Junior subordinate debentures	28	27	76	74
TOTAL INTEREST EXPENSE	1,261	1,637	3,978	5,151

NET INTEREST INCOME	4,793	4,987	14,641	15,127

PROVISION FOR LOAN LOSSES	30	400	440	870
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	4,763	4,587	14,201	14,257

NON-INTEREST INCOME
Service charges and fees	419	455	1,272	1,328
Gain on sale of loans	188	454	555	758
Earnings on bank-owned life insurance	103	102	318	325
Brokerage	80	84	208	246
Trust	148	168	555	507
Investment security gains	-	-	3	-
Gain on sale of premises and equipment	-	-	489	-
Interchange fees	232	216	691	624
Other	250	304	746	686
TOTAL NON-INTEREST INCOME	1,420	1,783	4,837	4,474

NON-INTEREST EXPENSE
Salaries	1,606	1,627	4,879	4,791
Employee benefits	503	526	1,616	1,424
Occupancy	248	267	807	836
Furniture and equipment	327	356	955	1,002
State shares tax	151	142	445	418
Professional fees	160	173	464	467
Director's fees	88	71	221	203
FDIC assessments	51	163	305	460
Telecommunications	60	98	222	275
Amortization of core deposit intangible	125	140	428	442
Automated teller machine and interchange	173	144	488	412
Other	490	420	1,379	1,378
TOTAL NON-INTEREST EXPENSE	3,982	4,127	12,209	12,108

INCOM E BEFORE INCOM E TAX PROVISION	2,201	2,243	6,829	6,623
INCOM E TAX PROVISION	573	557	1,751	1,736
NET INCOME	$1,628	$1,686	$5,078	$4,887

EARNINGS PER SHARE	$0.73	$0.76	$2.28	$2.19
CASH DIVIDENDS PER SHARE	$0.31	$0.30	$0.93	$0.88
WEIGHTED AVERAGE SHARES OUTSTANDING	2,226,139	2,228,836	2,226,711	2,235,114

	Quarter Ended

(Dollars in Thousands, Except Per Share Data)	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Operating Highlights

Net income	$1,628	$1,840	$1,610	$1,417	$1,686
Net interest income	4,793	4,887	4,961	4,966	4,987
Provision for loan losses	30	330	80	685	400
Non-interest income	1,420	1,989	1,428	1,649	1,783
Non-interest expense	3,982	4,083	4,144	3,923	4,127

Financial Condition Data:

Total assets	$625,789	$599,546	$620,106	$614,299	$615,788
Loans, net	339,437	340,748	338,523	335,652	335,733
Intangibles	9,701	9,826	10,002	10,129	10,263
Total deposits
Noninterest-bearing	$78,549	$65,028	$65,574	$62,877	$62,133
Savings	67,062	67,976	67,983	65,549	64,601
NOW	75,374	72,212	69,902	70,953	68,265
Money Market	44,537	44,458	48,816	42,130	41,654
Time Deposits	212,864	214,731	230,192	232,283	234,270
Total interest-bearing deposits	399,837	399,377	416,893	410,915	408,790
Core deposits*	265,522	249,674	252,275	241,509	236,653

Selected Ratios

Net interest margin(YTD)	3.56%	3.58%	3.68%	3.68%	3.72%
Annualized return on average assets	1.09%	1.11%	1.04%	0.93%	1.11%
Annualized return on average equity	9.74%	10.02%	9.44%	8.41%	10.06%

Capital Ratios

Total risk-based capital ratio	19.59%	19.25%	18.68%	18.49%	18.16%
Tier 1 capital ratio	18.33%	18.01%	17.43%	17.24%	16.91%
Leverage ratio	10.28%	10.17%	10.13%	10.00%	9.90%

Asset Quality Ratios

Non-performing assets	$3,933	$3,510	$3,435	$4,148	$4,104
Allowance for loan losses	5,158	5,211	4,859	4,801	4,574
Allowance for loan losses to total loans	1.50%	1.51%	1.42%	1.41%	1.34%
Allowance for loan losses to
non-performing loans	131.13%	148.45%	141.43%	115.75%	111.45%

Per Share Data

Earnings per share	$0.73	$0.83	$0.72	$0.63	$0.76
Dividend declared per share	0.31	0.31	0.31	0.30	0.30
Book value	31.90	31.59	30.74	30.48	30.42
Common stock price:
Bid	$32.60	$34.00	$30.75	$28.00	$26.30
Ask	38.00	36.55	34.00	31.00	29.50
Weighted average common shares	2,226,139	2,227,801	2,226,195	2,223,709	2,228,836

* Core deposits are defined as total deposits less time deposits